UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2017 (August 25, 2017)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Sales Agreements

On August 25, 2017, Global Medical REIT Inc., a Maryland corporation (the “Company”), Inter-American Management LLC and Global Medical REIT L.P. entered into Sales Agreements (the “Sales Agreements”) with each of Cantor Fitzgerald & Co. and FBR Capital Markets & Co. (the “Agents”), pursuant to which the Company may offer and sell, from time to time, through the Agents, shares of the Company’s common stock, $0.001 par value per share, up to an aggregate amount of $50,000,000 (the “Shares”).

Pursuant to the Sales Agreements, the Shares may be offered and sold through the Agents in transactions deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on or through the New York Stock Exchange or any other existing trading market for our common stock. Under the Sales Agreements, the Agents will be entitled to compensation of up to 3.0% of the gross proceeds from the sale of the Shares sold through the Agents. In addition, the Company has agreed to reimburse certain expenses incurred by the Agents in connection with the offering. The Company has no obligation to sell any of the Shares under the Sales Agreements and may at any time suspend solicitations and offers under the Sales Agreements.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-217360). The Company has filed a prospectus supplement, dated August 25, 2017, to the prospectus, dated June 19, 2017, with the United States Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Sales Agreements, a form of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

In connection with the filing of the Sales Agreements, Venable LLP has provided the Company with an opinion regarding the legality of the Shares. A copy of the opinion is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Form of Sales Agreement

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: August 25, 2017

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Sales Agreement

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in exhibit 5.1)

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